UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - October 31, 2016

Item 1:  Shareholder Report

Alpine

Global Premier Properties Fund

October 31,

2016

Annual Report

Alpine Global Premier Properties Fund (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (the “SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of Fund performance, the Fund expects such distributions to correlate with its performance over time. However, there is no assurance that the Fund will be able to do so. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code of 1986, as amended. Over time, the Fund expects that the distribution rate in relation to the Fund’s net asset value (“NAV”) will approximately equal the Fund’s total return in relation to the Fund’s NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

Alpine View
October 31, 2016

Dear Shareholders:

The fiscal year ended October 31, 2016 showed many of characteristics typical of an extended period of economic transition, as reflected through the capital markets. Uncertainty whether the slow growth, low inflation world economy would begin to trend toward growth or descend to deflation has made business cautious about spending for expansion. It has tempered even limited action by the Federal Reserve to normalize interest rates over the past few years. Thus, the collapse of commodity prices early in the year and Britain’s “Brexit” vote significantly influenced short term capital market trends during the year, but then markets returned to trend.

SEA CHANGE

However, after the fiscal year, we experienced a dramatic sea change in the aftermath of the U.S. presidential election of 2016, which for better or for worse, has created the prospect for a significant reshuffling of expectations. Initially, the markets have to rely upon campaign rhetoric, which may be unrealistic in terms of future enactment or execution of new policies. That said, we have adjusted our investment framework from the expectation of lower interest rates and slower growth for longer periods of time to the possibility of moderately stronger growth and a stronger dollar with higher interest rates due to potentially higher future domestic inflation. For reasons we will discuss in the following paragraphs, we believe this can be positive for the stock market, negative for bonds and positive for the U.S. dollar over the next six to eighteen months, albeit, with likely heightened bouts of volatility. Over time, as the process of negotiating the implications and feasibility of these new policies unfolds, the impact on market direction will be more precise. Longer term, the risk of significantly higher interest rates might have a negative impact on both capital markets and the economy. However, for now, one does not have to pay the piper to play, as the positive headline of reform outweighs the possible pain of change.

President-elect Trump actually lost the popular vote by 46.2% to Secretary Clinton’s 48.1%, yet he has made it very clear that he is going to push his agenda as if he has a mandate for change. We see proposed cabinet members who in many cases share his view and also share his lack of governmental experience. We believe that the President-elect sees this as providing a fresh perspective from which to restructure the various cabinet level departments ranging from education, labor, energy, Housing and Urban Development (HUD), Health and Human Services (HHS), the Environmental Protection Agency (EPA), transportation, among others. In a fundamental sense, he is seeking a potential structural reform of government processes and regulations which have shaped our daily lives for the past 30-50 years. While this could have profound consequences, both positive and negative, we believe the scale and scope of these departments of government will require a long learning curve for many of the inexperienced cabinet bosses, which suggests that any potential reform might take years to enact. Nonetheless, we believe that potential structural adjustments to our economy may have very long lasting effects which are not at this time understood.

“FISCAL STIMULUS”

What is very clear to investors is that the ongoing gradual cyclical recovery from the Great Financial Collapse of 2008-2009 has the potential to be jumpstarted by the first meaningful fiscal stimulus since 2009, as Republican alignment promises the end of political gridlock between the Executive and Congress, enabling fiscal spending to grow again. Specifically, via tax cuts, focused primarily on corporations based on their domestic/international production and sales activities appears to be a major form of implementing the stimulus. In essence, this is intended to support domestic production and inhibit off-shore production, which is then sold into the U.S. While this structural shift in taxation is designed to promote growth in new productive capacity, it is very much a federal fiscal redistribution of taxes, which will have an uncertain impact on job growth. In effect, by lowering domestic tax rates from the high of 38% to potentially around 20%, many smaller U.S. companies should experience growth in after-tax earnings of between 20-25% by 2018. Other possible offsets may scale back perhaps 5-10% of these potential gains for some companies. However, multi-national companies with significant earnings in manufacturing abroad may not be as fortunate as they may already be paying very low tax rates. That is why estimates for the average U.S. corporate tax rate is around 23% as opposed to the aforementioned 38% rate. So overall, various estimates of earnings for the S&P 500® Index is for between 8-15%.

The net effect is that the stock market may start to revalue many companies with a higher current price/earnings ratio in anticipation of the following calendar year than they do currently. This could be very positive for not only longer term earnings and dividend payout ratios, but share prices as well. However, there will likely be losers as well as winners. Companies which have been able to use a multinational structure to shelter much of their taxable income may be disadvantaged. That said, those companies with significant retained earnings abroad may be able to bring cash back at a reduced tax rate, which might be redeployed in job creating or shareholder friendly ways, such as expenditures on plant and equipment, special dividends and perhaps even share buybacks. Thus, the new tax regime for corporations could have a positive impact for many companies. Companies optimized for the existing array of tax deductions, which might be eliminated or modified may have to restructure their business model, potentially leading to significant changes in how they use debt and equity in their capital structure.

“RISING INTEREST RATES”

While we have experienced 35 years of falling interest rates since Paul Volker led the Federal Reserve in breaking the back of inflationary expectations, it has been three and a half years since Ben Bernanke began warning the market that he would taper the quantitative easing program, which supported asset prices in recent years. Ironically, it was financial assets and financially sensitive stocks that benefited most from such easing and yet it also sustained fears of a deflationary spiral as the natural buyers of many of these financial instruments (such as bonds, loans, utility and real estate investment trust (REIT) stocks) chased the spiraling yields downward, effectively reducing their expected returns. Indeed, this has created a serious problem for

Annual Report | October 31, 2016	1

Alpine View (Continued)
October 31, 2016

very long term investors, such as pension funds and insurance companies, even though interest rates have only just begun to rise in the U.S. The prospects for another Fed Funds increase in December and possibly two or three in 2017 seem to be partly baked into market expectations. Although possible, longer term rate hikes are not.

“SPECTER OF INFLATION”

If the majority of Mr. Trump’s tax plan becomes reality, we would expect to see already historically low levels of unemployment gradually lead to rising wages by 2018, and if the fiscal stimulus is further boosted by significant infrastructure spending which could start to flow by then, the potential for an inflationary surge into 2019 is possible. Needless to say, we will monitor such impacts, but it remains a fundamental concern that the markets may price in a return to longer term inflation if budget deficits continue to grow or accelerate to the downside. As we said at the beginning, we have experienced a sea change in expectations of how our government is run. We do not know how developed President-elect Trump’s thinking is on major matters of state or how they might evolve with experience. However, we do know that his fundamental business model encourages affiliates or associates to design and manage operations. Coordination will be key as large decentralized organizations can be tripped up by the complexities of managing an enterprise, which is anything but an island in the world. Trade policies which encourage ties that bind, such as the North American Free Trade Agreement (NAFTA), lead to mutual investment and support, whereas punitive barriers to trade may lead to retaliation or unilateral alliances which bypass our economy. Such scenarios could interrupt the free flow of goods, services and investment capital upon which our economy, indeed the global economy, is primarily based. If this happens, we believe it would undo much of the positive benefit President-elect Trump seeks from his structural reforms. Thus, we believe that the markets will be watching his tweets on pins and needles, creating a potentially volatile environment over the near to medium term until long term policies become clarified. Even though the social, civil and even cultural impact of a Trump presidency may be in question for roughly half of the population, it appears that the short term economic program could jumpstart the American economy, which might even speed up the global recovery some eight years after the greatest recession of our lifetime.

“FOCUS ON FUNDAMENTALS”

The U.S. equity market has rebounded strongly post-election in anticipation of this possibility, despite uncertainty of its ultimate shape, but markets will adapt to new information as it becomes available over the following quarters. Another notable aspect of these potential tax and structural changes is that the market focus has shifted from macro-prudential (Central Bank) policy, which stimulated momentum investments and indeed has refocused on basic measures of business performance, profitability and growth at a reasonable price. As our investment approach is rooted in fundamentals, such as cash flow, replacement cost, and value creation through return on invested capital, Alpine is very pleased to see this change. We believe this may favor our investment methodology, which has historically led us to manage our funds with high active share as opposed to closely following indices.

We believe that our funds are well adapted to the current environment and we will continue to address them as economic and business conditions require. Thank you for your support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings — earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
October 31, 2016

Dear Shareholders:

We present below the 2016 Annual Report for the Alpine Global Premier Properties Fund (AWP). For the fiscal year ended October, 31, 2016, the net asset value per share was $6.38 versus $7.26 for the prior fiscal year end, which, in combination with the distribution of $0.30 per share, produced a total return of -2.18% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Index of 3.92% over the same time period. Over the period under review, AWP’s market price was $5.28 versus $6.14 for the prior fiscal year, which, in combination with the $0.30 per share in distributions, produced a total return of -4.28%. The Fund’s shares traded at an average discount to net asset value of 17.24% during the period.

Performance Drivers

Over the past 12 months, global real estate equity returns proved to be relatively resilient in the face of a series of geopolitical shocks and macroeconomic headwinds. The asset class appeared to weather the first Federal Reserve (Fed) rate hike in December but subsequently came under extreme pressure in the initial weeks of 2016 as economic uncertainties related to China, a sharp drop in commodity prices, confusion over the implementation of negative interest rates in Japan, recession fears in the United States and acute moves in foreign exchange (FX) weighed on investor sentiment. However the negativity proved to be premature and markets rallied from their lows as oil and other commodities snapped back, the U.S. dollar weakened against most currencies, China fears receded and central banks again stepped into the breach. In June 2016, the unexpected outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union (EU), was the next major inflection point during the year. Polls and betting markets — as well as the rapid appreciation in the British pound — were overwhelmingly foreshadowing a victory for the “remain” vote. While markets were certainly surprised by the outcome, there would be no systemic risk to follow. Global yield curves flattened abruptly and the total amount of negative interest rate bonds soared to unprecedented levels. As could be expected, U.K. and European real estate securities were hit hard on the news, as was the pound, yet most other markets rallied sharply again as they quickly reclaimed their position as beneficiaries of the search for yield in a “lower for longer” mindset.

However, as the summer ended, their resiliency was put to the test yet again, prompted by ambiguous communications from central banks and the read across to interest rates, inflation and growth. The Fed remained on hold in September although increasing dissension and mixed messages provoked uncertainty globally. The European Central Bank (ECB) aggressively added to its stimulus program over the summer but at its September meeting made a clumsy reference to timing of a potential taper in its purchases and the Bank of Japan’s (BoJ) confusing guidance regarding negative interest rates and implementing “yield curve control” by anchoring 10-year yields forced investors to think out loud whether markets might be approaching an overall inflection point in the effectiveness of central bank policy measures going forward. As a result, just days before a historical election in the United States, a volatile fiscal year came to a close with global yields increasing and a reflexive sell off of bond proxies including real estate investment trusts (REITs).

In the United States, the REIT sector had a volatile year but a dovish Fed, negative global rates and a flattening yield curve pushed the sector to an all-time high in August. The rate trade began to unwind shortly thereafter, but the REITs managed to hold on to outperform the broad markets with some room to spare during the fiscal year. The broader European real estate sector underperformed due to the Brexit shock and uncertainty surrounding ECB policy but there was notable dispersion at the country level with Sweden, Germany and France outperforming versus the United Kingdom, Ireland and Spain. The U.K. real estate equities were already showing signs of late cycle returns during the first half of the fiscal year but dropped aggressively following the Brexit shock. In Japan the developers continued to see negative returns in the face of improving fundamentals, while the Japanese REITs (JREIT) by comparison experienced very strong performance due primarily to the impact of the BoJ’s negative real rate policy. The Australian REIT (AREIT) market saw strong absolute returns driven by attractive dividend yield spreads but nevertheless modestly underperformed the broader market. Finally, emerging market (EM) real estate returns were lifted by China’s aggressive credit support, a weaker U.S. dollar and recovery in commodity prices, as well as political headlines in Brazil but came up just short relative to the broader index during the fiscal year.

Portfolio Overview

The portfolio’s top ten holdings shifted notably during the period as only six of the ten holdings remained. In aggregate the top ten represented 25.80% of the portfolio versus 27.47% in the previous fiscal year. The Japanese hotel REIT Invincible Investment, the global business center operator Regus, the Japanese developer Mitsui Fudosan, as well as the French developer Nexity dropped out of the top ten. They were replaced by the US REIT Kilroy Realty, the Chinese developer and mall operator China Resources Land, the Japanese asset manager Ichigo and the energy infrastructure company TerraForm Power. Other noteworthy adjustments to the portfolio included establishing positions in some of the data center operators in the United States, including Coresite, CyrusOne and DuPont Fabros, starting a position in the Japanese hotel and rail operator Seibu, as well as establishing exposure to Coima Res in Italy.

The Fund’s country allocations adjusted during the period as our assessment of the macroeconomic conditions, stock valuations, investment opportunities and risks continued to evolve. The Fund maintained its underweight as compared to the benchmark in the United States, its largest country exposure. Our view over the past year has been that markets risk being too complacent regarding interest rates and that the REIT sector, with valuations approaching fair value, may be vulnerable to a sharp correction once evidence supports a sustained steepening of the yield curve. The Fund’s next largest exposure is in Japan, which remained flat during the period. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals and the potential tailwind from policy initiatives. The Fund’s third largest allocation was to the United Kingdom., where exposure continued to be reduced, primarily due to the late cycle fundamental picture in London as well as uncertainties regarding the mechanics of Brexit and the impact on tenant demand and rents.

Among the other country exposures in the Fund, the most significant changes during the period were in Association of Southeast Asian Nations (ASEAN) and China/Hong Kong. The allocation across the

Annual Report | October 31, 2016	3

Manager Commentary (Continued)
October 31, 2016

ASEAN markets, primarily in Thailand and the Philippines, was reduced due to our assessment of growth prospects and valuation levels, while positions in China/Hong Kong were pared back to reflect weakening fundamentals in the Hong Kong housing market and tactical caution regarding the Chinese government reining in its aggressive level of policy stimulus. While the recently imposed demonetization program certainly dampens near-term sentiment, we maintain that India presents an interesting risk/reward dynamic over a longer term view. The aggressive reform agenda can bear fruit over time and the headwinds facing many of the real estate developers could dissipate in our view if earnings recover and credit becomes more accessible. The issuance of a REIT structure in India is closer to becoming a reality, which could provide much needed capital to de-lever balance sheets and bring greater diversification to the sector as a whole. In Brazil, despite a positive outcome from the impeachment vote and early signs of fiscal restraint by the Temer government, we took the opportunity to further reduce our exposure into market strength. The fund remains underweight to Australia and Canada. Finally, the fund hedged its currency exposure to the yen, euro and pound. We have also used leverage in the execution of the strategy of the Fund.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were ADO Properties, Ichigo, Inc., Kilroy Realty, Starwood Property Trust and Nexity.

•	ADO Properties is a German residential company focused entirely on the Berlin market. The company has managed to drive superior rental growth through disciplined underwriting of acquisitions in central locations, ongoing repositioning initiatives and vacancy reductions.

•	Ichigo, Inc. is a Japanese real estate asset manager with an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its JREITs and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	Kilroy Realty, a US REIT engaged on the development and operation of offices in coastal markets, has been a beneficiary of the surge in demand by tech and life sciences tenants. Its highly accretive development pipeline and positive leasing trends provides good visibility in earnings growth going forward and has supported the shares.

•	Starwood Property Trust is a commercial real estate finance company operating primarily in the United States. Its positioning and experience across various real estate debt markets provides flexibility in helping to generate current income and potential capital appreciation. Management recently highlighted an initiative to diversify further in to physical property acquisitions.

•	Nexity, an integrated real estate company in France, is a market leader in residential development with a strong backlog pipeline and steadily improving margin outlook. Current low mortgage rates and market-friendly tax incentives should provide a potential tailwind for recovering demand.

The top five negative contributors to the Fund’s performance during the fiscal year were Regus PLC, Great Portland Estates, Lar Espana, Mitsui Fudosan and Land Securities.

•	Regus PLC is the world’s largest operator of business centers offering temporary office rental space. Following a period of strong performance the stock lagged in the market sell off due to concerns that growth in the mature business was slowing. We remain constructive on the shares as we look beyond the in-place workstations to the attractive organic growth prospects.

•	Great Portland Estates is a UK REIT which develops, owns and operates assets predominately located in the West End of London. While the company has a very strong management team that positioned the company quite well for cyclicality in the market, concerns over the maturity of the real estate cycle in London and the shock of the Brexit vote have de-rated the shares. In addition the currency has depreciated considerably during the period.

•	Lar Espana is a SOCIMI (a Spanish real estate investment trust) looking to acquire assets in Barcelona and Madrid. Management has been able to make attractive acquisitions but the shares have been hampered by raising capital twice in one year through discounted rights offerings.

•	Mitsui Fudosan is one of the largest Japanese real estate developers. Despite solid operating metrics and good visibility on its development pipeline the company underperformed due primarily to the expected office supply response in 2018 and the perception that the ability of the BoJ to support the asset reflation theme in Japan has diminished.

•	Land Securities is a UK REIT focusing on the development and operation of some of the most iconic real estate in London. Although the company has very low gearing and minimal development exposure at the moment, the mounting concerns over the real estate cycle in London reaching a mature stage and the shock of the Brexit vote de-rated the shares. In addition the currency has depreciated considerably during the period.

Outlook

The British economist John Maynard Keynes, known famously for his eponymous theories on the role of aggregate demand, is often referenced for a quote that most likely he never said, “When the facts change, I change my mind.” The remark’s doubtful provenance does not in any way dilute its relevance in the current investment landscape — which in many ways could be characterized as in the midst of a crucial inflection point. Prior to the unexpected outcome of the US presidential election the consensus positioning in the market was for an underwhelming cyclical recovery as the global economy staggered a tentative path upward guided by the monetary hand of central banks. While the belief in — and credibility of — G7 central banks’ ability to drive growth through monetary policy was nearing its limits and the ability of fiscal policy to bear the weight of the recovery was hotly debated well in advance of the election, the global economy was still very much in the “new normal/lower for longer” mindset. Inflation expectations were already creeping up and a Fed hike in December 2016 was largely priced in to the market, but investors were not positioned for the repercussions of a Donald Trump victory. With a Trump election the facts, for the most part, have changed and as we look forward at the prospects for 2017 we could very well see on the horizon an abrupt shift to an “old normal/lower no longer” mindset. The focus now has abruptly turned to the impact of boosting fiscal spending, tax reform/repatriation and deregulation. The adjustment in sentiment has been swift as markets

Manager Commentary (Continued)
October 31, 2016

seized on the pro-growth agenda put forward by President-elect Trump by shifting focus away from low-flation and monetary policy themes toward reflation and potential fiscal policy beneficiaries.

So where does the Fed’s dot plot go from here? Does a fiscal impulse in the United States perform some of the heavy lifting with respect to inflation and FX that central banks were straining to achieve? What risk do higher bond yields pose to lower-growth economies? These are just a few of the questions that must be top of mind for all central bankers as they ponder how to react now that the facts have changed. The Fed is expected to raise rates in December and markets are currently anticipating two increases in 2017. However, until the new administration’s economic policies are enacted it is difficult to say with any conviction where U.S. rates will end up, especially considering that President-elect Trump is poised to fill two vacant positions on the Fed’s Board of Governors, and not to mention that Fed Chair Janet Yellen’s and Fed Vice Chair Stanley Fischer’s terms expire at the beginning of 2018. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with considerable fiscal policy now that the Upper House elections have passed. So this leaves all eyes on the ECB’s December meeting as Mario Draghi finds himself in the role of symbolic tiebreaker between the Fed’s tightening impulse and the BoJ’s loose policy stance.

The Chinese government’s efforts to stabilize its economy appear to have reigned in concerns over growth for the time being, but questions remain as to the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC). Policy tightening has reemerged, dominating sentiment toward China as interbank rates have spiked and measures supporting housing demand have been pared back significantly. Labeling China a currency manipulator and threats of a trade war from the incoming Trump administration could certainly test the boundary between anti-globalization rhetoric and political pragmatism. Periodic volatility in the outlook for China could reverberate through global markets and remain one of the dominant drivers of macroeconomic instability; however we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

Leading up to the U.S. presidential election, emerging market (EM) equities in general had outperformed developed markets and flows had quietly resumed to an asset class that remains under the radar of most market participants. Once the Trump victory was secured EM assets traded down as investors likely had a sense of déjà vu of the May 2013 taper tantrum. Currencies, especially the Mexican peso, were hit hard. Yields increased out as bond traders priced in a new reality of higher interest rates, expected inflation, premia and government budget deficits. While the velocity of the move resembled the May 2013 Treasury yield increases, the “Trump tantrum” analogue is otherwise misplaced in our view and core interest rates should stabilize over time, albeit at higher levels. First of all, current yields are still hovering near levels seen a year ago (the 10-year Treasury was 2.3% in December 2015). Secondly, the 2013 sell-off was motivated by a resetting of real rates as inflation expectations were actually falling at that time. While rates have gapped up recently, inflation expectations have shot up as well. The final important difference is that in contrast to May 2013 many emerging economies have healthy external balances, improving growth prospects and more attractive equity valuations. A growing U.S. economy has historically been supportive for EM economies absent trade protectionism and a sharp overshoot of U.S. dollar. These issues plainly remain as risks but until we see a clear and actionable policy direction from the incoming administration we think it premature to change our constructive medium-term outlook for EMs.

So as the facts are changing what could change in the outlook for global real estate equities? A pro-growth agenda, reflationary policies and moderate increasing of interest rates have generally been supportive for real estate returns on an historical basis, but a maturing cycle increases downside risks. In the broader U.S. REIT market we expect a healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth in 2017. However there will likely be wide dispersion and volatility of returns by geography and sector as balance sheet sensitivity to rising interest rates and relative funds from operations (FFO) growth could be important drivers of share performance. Those companies with more defensive, bond proxy characteristics could lag, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal impulse and reflationary backdrop could provide a tailwind for this view. Rising interest rates have tended to be headwinds for high yielding stocks with premium valuations and lower growth rates, but reinforce our long-held preference for companies with attractive valuations, visible cash flow growth and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from mergers and acquisitions (M&A) as divergent valuations, abundant financing and the market’s emphasis on growth could drive consolidation.

Political uncertainty, a strong U.S. dollar and rising inflation expectations, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Capital values in certain markets could be at risk as funding becomes more expensive. Risks in the European banking system, particularly in Italy, have been amplified recently and could roil markets if not addressed in a timely and comprehensive manner. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH and the impact on its capital account must be carefully monitored. Geopolitical risks and uncertainty surrounding the mechanics of Brexit could add to volatility in asset markets. The referendum in Italy in December and elections in France, Germany and the Netherlands in 2017 could represent further challenges for the Eurozone outlook. And finally perhaps the most important wild card in the outlook is uncertainty surrounding the political sea change in the US and whether the new administration’s radical shift in the approach to stimulating the economy can unleash animal spirits and spur growth sustainably above recent trends.

In this changing environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income

Annual Report | October 31, 2016	5

Manager Commentary (Continued)
October 31, 2016

distribution potential. The Fund will continue to focus on growing net asset value while potentially providing dividend-paying capacity.

Thank you for your continued interest and support.

Sincerely,

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother

Portfolio Managers

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future holdings are subject to risk.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. For fiscal annual period ended October 31, 2016, it is estimated that 39.7% of the distributions Alpine Global Premier Properties Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the

Manager Commentary (Continued)
October 31, 2016

prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

CNY/CNH are the different currency symbols in the Chinese Monetary Policy. CNY is the currency symbol traded onshore (mainland China) and CNH is the currency symbol traded outside of China.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2016	7

Manager Commentary (Continued)
October 31, 2016

PERFORMANCE(1) As of October 31, 2016 (Unaudited)
	Ending Value as of 10/31/16	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Global Premier Properties Fund | NAV (4)	$6.38	-2.18%	1.16%	7.72%	-1.10%
Alpine Global Premier Properties Fund | Market Price	$5.28	-4.28%	-2.14%	6.69%	-3.53%
FTSE EPRA/NAREIT Global Index		3.92%	4.86%	8.60%	1.17%
MSCI US REIT Index		6.81%	10.27%	11.39%	4.31%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(3)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs/secondary offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes mortgage REIT and selected specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)
Colony Capital, Inc.-Class A	4.19%	United States
Starwood Property Trust, Inc.	3.06%	United States
ADO Properties SA	2.67%	Germany
Kilroy Realty Corp.	2.64%	United States
Kenedix, Inc.	2.63%	Japan
China Resources Land, Ltd.	2.37%	China
Dalata Hotel Group PLC	2.30%	Ireland
Green REIT PLC	2.01%	Ireland
Ichigo, Inc.	1.99%	Japan
TerraForm Power, Inc.-Class A	1.94%	United States
Top 10 Holdings	25.80%

TOP 5 COUNTRIES* (unaudited)
United States	37.6%
Japan	14.4%
India	5.6%
Germany	5.3%
Ireland	4.9%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
October 31, 2016

REGIONAL ALLOCATION** As of October 31, 2016 (Unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2016 (Unaudited)

Annual Report | October 31, 2016	9

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

COMMON STOCKS-100.2%

ASIA-27.7%
China-4.0%
1,938,840	Capita Land Retail China Trust	$2,083,426
1,450,000	China Overseas Land & Investment, Ltd.	4,477,761
5,168,367	China Resources Land, Ltd.	12,888,347
2,000,000	Longfor Properties Co., Ltd.	2,656,162
		22,105,696
India-5.6%
4,973,128	DB Realty, Ltd. (a)	3,574,227
4,000,000	DLF, Ltd.	8,995,830
1,999,368	Hirco PLC (a)(b)(c)	0
2,000,000	Housing Development & Infrastructure, Ltd. (a)	2,470,559
744,090	Kolte-Patil Developers, Ltd.	1,440,573
163,500	Oberoi Realty, Ltd.	882,050
2,046,423	Prestige Estates Projects, Ltd.	5,929,085
538,293	Sobha, Ltd.	2,282,163
850,000	The Phoenix Mills, Ltd.	4,810,853
		30,385,340
Japan-14.5%
1,000,309	Hulic Co., Ltd.	9,548,101
2,800	Hulic REIT, Inc.	4,907,409
2,500,000	Ichigo, Inc.	10,870,602
12,278	Invincible Investment Corp.	5,970,993
8,000	Japan Hotel REIT Investment Corp.	5,408,601
800	Kenedix Office Investment Corp.	4,500,810
3,403,769	Kenedix, Inc.	14,346,008
4,005	LaSalle Logiport REIT	4,250,563
428,621	Mitsui Fudosan Co., Ltd.	9,770,368
200,000	Resorttrust, Inc.	4,006,866
300,000	Seibu Holdings, Inc.	5,195,003
		78,775,324
Philippines-0.0%
136,370	SM Prime Holdings, Inc.	75,757

Singapore-1.7%
6,167,100	Banyan Tree Holdings, Ltd. (a)	1,750,947
5,994,924	Global Logistic Properties, Ltd.	7,648,510
		9,399,457
Thailand-0.3%
905,154	Central Pattana PCL	1,441,884
Shares	Security Description	Value

United Arab Emirates-1.6%
4,500,000	Emaar Properties PJSC	$8,539,457

TOTAL ASIA (Cost $160,843,412)		150,722,915

AUSTRALIA-1.0%
Australia-1.0%
1,000,000	Goodman Group	5,165,152

TOTAL AUSTRALIA (Cost $2,990,963)		5,165,152

EUROPE-27.3%
France-4.7%
258,000	Accor SA	9,795,149
37,303	Kaufman & Broad SA	1,396,374
139,474	Klepierre	5,705,555
121,408	Nexity SA	6,096,695
10,000	Unibail-Rodamco SE	2,382,118
		25,375,891
Germany-5.3%
400,000	ADO Properties SA (d)	14,575,928
100,000	Aroundtown Property Holdings PLC (a)	477,521
300,000	Dream Global Real Estate Investment Trust	2,039,812
351,775	TLG Immobilien AG	7,367,954
120,000	Vonovia SE	4,226,558
		28,687,773
Ireland-4.9%
2,796,284	Dalata Hotel Group PLC (a)	12,524,056
7,322,573	Green REIT PLC	10,932,165
2,300,000	Hibernia REIT PLC	3,239,351
		26,695,572
Italy-0.7%
525,028	COIMA RES SpA (a)(d)	3,824,080

Netherlands-0.8%
125,000	InterXion Holding NV (a)	4,653,750

Schedule of Portfolio Investments (Continued)
October 31, 2016

Shares	Security Description	Value

Spain-4.3%
834,107	Hispania Activos Inmobiliarios Socimi SA	$10,273,494
714,697	Lar Espana Real Estate Socimi SA	5,138,860
200,000	Melia Hotels International SA	2,473,232
480,000	Merlin Properties Socimi SA	5,395,662
		23,281,248
Sweden-1.8%
349,945	JM AB	10,077,412

United Kingdom-4.8%
50,000	Berkeley Group Holdings PLC	1,443,709
2,440,625	Countryside Properties PLC (a)	6,960,471
302,820	Kennedy Wilson Europe Real Estate PLC	3,762,117
250,000	Land Securities Group PLC	3,056,942
1,124,322	LondonMetric Property PLC	2,051,871
2,978,300	Regus PLC	9,073,503
		26,348,613

TOTAL EUROPE (Cost $133,044,880)		148,944,339

NORTH & SOUTH AMERICA-44.2%
Brazil-0.9%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,427,697
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (d)	193,313
795,723	Direcional Engenharia SA	1,376,062
100,000	JHSF Participacoes SA (a)	54,511
208,240	Sao Carlos Empreendimentos e Participacoes SA	1,960,405
		5,011,988
Chile-1.4%
3,073,723	Parque Arauco SA	7,613,490

Mexico-4.3%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	3,408,703
3,807,723	Corp. Inmobiliaria Vesta SAB de CV	5,755,602
4,600,979	Fibra Uno Administracion SA de CV	8,756,003
8,250,000	Grupo GICSA SA de CV (a)	5,621,925
		23,542,233
Shares	Security Description	Value

United States-37.6%
50,000	Altisource Residential Corp.	$503,500
70,000	Boston Properties, Inc. (e)	8,433,600
250,000	Brookdale Senior Living, Inc. (a)(e)	3,607,500
140,000	CalAtlantic Group, Inc.	4,524,800
30,000	Camden Property Trust	2,443,200
250,000	CBL & Associates Properties, Inc. (e)	2,675,000
1,200,507	Colony Capital, Inc.-Class A (e)	22,821,638
50,000	CoreSite Realty Corp.	3,687,000
170,000	CyrusOne, Inc.	7,583,700
100,000	DR Horton, Inc.	2,883,000
50,000	DuPont Fabros Technology, Inc.	2,040,500
20,000	Equinix, Inc.	7,145,600
227,464	Extended Stay America, Inc. (e)	3,252,735
239,091	Hilton Worldwide Holdings, Inc. (e)	5,403,457
37,500	Impac Mortgage Holdings, Inc. (a)	594,375
200,000	Kilroy Realty Corp. (e)	14,366,000
180,000	Lennar Corp.-Class A (e)	7,504,200
318,707	LGI Homes, Inc. (a)(e)	9,484,720
130,872	NorthStar Asset Management Group, Inc. (e)	1,792,946
316,812	NorthStar Realty Europe Corp. (e)	3,133,271
500,436	NorthStar Realty Finance Corp. (e)	7,266,331
450,000	NRG Yield, Inc.-Class A (e)	6,628,500
100,000	NRG Yield, Inc.-Class C (e)	1,540,000
150,000	Pattern Energy Group, Inc. (e)	3,352,500
45,742	Simon Property Group, Inc. (e)	8,506,182
750,944	Starwood Property Trust, Inc. (e)	16,700,995
200,026	Taylor Morrison Home Corp.-Class A (a)(e)	3,412,444
850,000	TerraForm Power, Inc.-Class A (e)	10,548,500
60,000	The Howard Hughes Corp. (a)(e)	6,589,800
100,000	Toll Brothers, Inc. (a)	2,744,000
200,000	TRI Pointe Group, Inc. (a)(e)	2,166,000
1,196,931	Two Harbors Investment Corp. (e)	9,970,435
250,000	Washington Prime Group , Inc. (e)	2,622,500
501,771	William Lyon Homes-Class A (a)(e)	8,961,630
		204,890,559

TOTAL NORTH & SOUTH AMERICA (Cost $242,770,347)		241,058,270

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2016	11

Schedule of Portfolio Investments (Continued)
October 31, 2016

Shares	Security Description	Value

TOTAL COMMON STOCKS (Cost $539,649,602)		$545,890,676

TOTAL INVESTMENTS (Cost $539,649,602) (f) -100.2%		545,890,676

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.2)%		(1,100,287)

TOTAL NET ASSETS 100.0%		$544,790,389

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(c)	Illiquid security.
(d)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.4% of the Fund’s net assets.
(e)	All or a portion of the security has been designated as collateral for the line of credit.
(f)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

PCL - Public Company Limited

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
October 31, 2016

ASSETS:

Investments, at value(1)	$545,890,676
Foreign currencies, at value(2)	2,191,330
Cash	1,473
Receivable from investment securities sold	19,429,787
Dividends receivable	741,837
Tax reclaim receivable	201,147
Unrealized appreciation on forward currency contracts	5,823,028
Prepaid expenses and other assets	78,803
Total assets	574,358,081

LIABILITIES:

Line of credit payable (Note 7)	12,602,002
Interest on line of credit	800
Payable for investment securities purchased	14,102,346
Unrealized depreciation on forward currency contracts	2,156,050
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	486,054
Trustee fees (Note 4)	13,204
Administration fees	29,978
Other	177,258
Total liabilities	29,567,692
Net Assets	$544,790,389

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,023,831,497
Distributions in excess of net investment loss	(11,507,296)
Accumulated net realized loss from investments and foreign currency transactions	(477,409,593)
Net unrealized appreciation on investments and foreign currency translations	9,875,781
Net Assets	$544,790,389
Net asset value
Net assets	$544,790,389
Shares of beneficial interest issued and outstanding	85,407,951
Net asset value per share	$6.38
(1) Total cost of investments	$539,649,602
(2) Total cost of foreign currencies	$2,191,110

Annual Report | October 31, 2016	13

Statement of Operations
For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividend income	$23,204,562
Less: Foreign taxes withheld	(798,166)
Total investment income	22,406,396

EXPENSES:

Investment advisory fee (Note 4)	6,042,235
Interest on line of credit (Note 7)	493,091
Printing and mailing fees	147,219
Administration fee (Note 4)	139,779
NYSE fees	125,056
Audit and tax fees	74,308
Trustee fees (Note 4)	70,526
Accounting and custody fees	61,310
Legal fees	52,529
Insurance fees	51,435
Compliance fees (Note 4)	23,035
Other fees	281,373
Total expenses	7,561,896
Net investment income	14,844,500

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	24,157,271
Foreign currency transactions	(4,615,652)
Net realized gain/(loss) from investments and foreign currency	19,541,619
Change in net unrealized appreciation/(depreciation) on:
Investments	(61,776,356)
Foreign currency translations	3,701,357
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(58,074,999)
Net loss on investments and foreign currency	(38,533,380)
Decrease in net assets from operations	$(23,688,880)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS:

Net investment income	$14,844,500	$12,093,472
Net realized gain (loss) from:
Investments	24,157,271	25,199,603
Foreign currency transactions	(4,615,652)	10,488,253
Change in net unrealized appreciation/(depreciation) on:
Investments	(61,776,356)	(39,276,953)
Foreign currency translations	3,701,357	(5,881,206)
Increase (decrease) in net assets from operations	(23,688,880)	2,623,169

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(30,878,905)	(45,092,318)
From tax return of capital	(20,365,866)	(6,380,790)
Decrease in net assets from distributions to shareholders	(51,244,771)	(51,473,108)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(3,551,409)
Increase (decrease) in net assets from capital share transactions	—	(3,551,409)
Net decrease in net assets	(74,933,651)	(52,401,348)
Net Assets:
Beginning of year	619,724,040	672,125,388
End of year*	$544,790,389	$619,724,040

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of year	85,407,951	85,956,569
Common shares retired	—	(548,618)
Common shares outstanding – end of year	85,407,951	85,407,951
*Including distributions in excess of net investment income of:	$(11,507,296)	$(22,153,720)

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2016	15

Financial Highlights
(For a share outstanding throughout each year)

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015†	For the Year Ended October 31, 2014†	For the Year Ended October 31, 2013†	For the Year Ended October 31, 2012†
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year	$7.26	$7.82	$8.17	$7.75	$6.92
Income from investment operations:
Net investment income	0.17	0.14	0.22	0.34	0.16
Net realized and unrealized gain (loss)	(0.45)	(0.11)	0.03	0.68	1.27
Total from investment operations	(0.28)	0.03	0.25	1.02	1.43

LESS DISTRIBUTIONS:

From net investment income	(0.36)	(0.53)	(0.32)	(0.45)	(0.41)
Tax return of capital	(0.24)	(0.07)	(0.28)	(0.15)	(0.19)
Total distributions	(0.60)	(0.60)	(0.60)	(0.60)	(0.60)
Anti-Dilutive effect of share repurchase program	—	0.01	—	—	—
Net asset value per share, end of year	$6.38	$7.26	$7.82	$8.17	$7.75
Per share market value, end of year	$5.28	$6.14	$6.88	$7.47	$7.32

Total return based on:
Net Asset Value(a)	(2.18)%	1.71%	4.06%	14.04%	22.87%
Market Value(a)	(4.28)%	(2.23)%	0.13%	10.40%	33.62%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$544,790	$619,724	$672,125	$702,414	$666,271
Ratio of total expenses to average net assets(b)	1.33%	1.28%	1.29%	1.33%	1.29%
Ratio of net investment income to average net assets	2.61%	1.86%	2.75%	4.11%	4.13%
Portfolio turnover	40%	41%	58%	49%	59%

Borrowing at End of year
Aggregate Amount Outstanding (000)	$12,602	$53,158	$15,216	$38,542	NA
Asset Coverage Per $1,000 (000)	$44,230	$12,658	$45,171	$19,224	NA

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Ratio of total expenses to average net assets excluding interest expense was 1.24%, 1.22%, 1.23%, 1.26% and 1.27% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
October 31, 2016

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services — Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or

Annual Report | October 31, 2016	17

Notes to Financial Statements (Continued)
October 31, 2016

similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Notes to Financial Statements (Continued)
October 31, 2016

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Australia	$5,165,152	$—	$—	$5,165,152
Brazil	5,011,988	—	—	5,011,988
Chile	7,613,490	—	—	7,613,490
China	22,105,696	—	—	22,105,696
France	25,375,891	—	—	25,375,891
Germany	28,687,773	—	—	28,687,773
India	30,385,340	—	0	30,385,340
Ireland	26,695,572	—	—	26,695,572
Italy	3,824,080	—	—	3,824,080
Japan	78,775,324	—	—	78,775,324
Mexico	23,542,233	—	—	23,542,233
Netherlands	4,653,750	—	—	4,653,750
Philippines	75,757	—	—	75,757
Singapore	9,399,457	—	—	9,399,457
Spain	23,281,248	—	—	23,281,248
Sweden	10,077,412	—	—	10,077,412
Thailand	—	1,441,884	—	1,441,884
United Arab Emirates	8,539,457	—	—	8,539,457
United Kingdom	26,348,613	—	—	26,348,613
United States	204,890,559	—	—	204,890,559
Total	$544,448,792	$1,441,884	$0	$545,890,676
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$5,823,028	$—	$5,823,028
Liabilities
Forward Currency Contracts	—	(2,156,050)	—	(2,156,050)
Total	$—	$3,666,978	$—	$3,666,978
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Annual Report | October 31, 2016	19

Notes to Financial Statements (Continued)
October 31, 2016

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2016, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those

Notes to Financial Statements (Continued)
October 31, 2016

countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of October 31, 2016.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the year ended October 31, 2016, the Fund entered into fifteen forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $148,499,009. This is based on amounts held as of each month-end throughout the year.

The Fund held the following forward currency contracts as of October 31, 2016:

						Unrealized
		Settlement		Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency	Value	Value	(Depreciation)
Contracts Purchased:
Japanese Yen	State Street Bank and Trust Company	12/07/16	1,200,000,000 JPY	$12,013,335	$11,457,010	$ (556,325)
Japanese Yen	State Street Bank and Trust Company	12/07/16	1,000,000,000 JPY	9,837,678	9,547,509	(290,169)
Japanese Yen	State Street Bank and Trust Company	12/07/16	1,000,000,000 JPY	9,977,013	9,547,509	(429,504)
					$30,552,028	$(1,275,998)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	40,000,000 EUR	$45,900,800	$43,974,731	$ 1,926,069
British Pound	State Street Bank and Trust Company	12/07/16	15,000,000 GBP	22,270,500	18,373,541	3,896,959
Japanese Yen	State Street Bank and Trust Company	12/07/16	4,000,000,000 JPY	38,077,106	38,190,035	(112,929)
Japanese Yen	State Street Bank and Trust Company	12/07/16	6,000,000,000 JPY	56,517,930	57,285,053	(767,123)
					$157,823,360	$ 4,942,976

Annual Report | October 31, 2016	21

Notes to Financial Statements (Continued)
October 31, 2016

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/ (depreciation) resulting from the Fund’s derivatives during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2016:

	Statement of Foreign	Unrealized
	Assets and	Appreciation/
Derivatives	Liabilities Location	(Depreciation)
Foreign Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 5,823,028
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(2,156,050)

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2016:

Derivatives	Statement of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Foreign Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(4,435,162)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$3,717,946

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2016 are as follows:

Purchases	Sales
$240,446,512	$292,326,503

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2016.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. Managed Assets is defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.”

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with Adviser or an affiliate of Adviser, receives compensation from the Funds.

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the Repurchase Plan, the Adviser purchased 548,618 shares at an average price of $6.53, including commissions in the amount of $8,230. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 14.50%. During the year ended October 31, 2016, there were no shares repurchased under the Repurchase Plan.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Notes to Financial Statements (Continued)
October 31, 2016

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended October 31, 2016 were as follows:

Distributions paid from:	2016	2015
Ordinary Income	$30,878,905	$45,092,318
Return of capital	20,365,866	6,380,790
Total	$51,244,771	$51,473,108

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2016, the effect of certain differences were reclassified. The Fund increased undistributed net investment income by $26,680,829 and decreased accumulated net realized loss by $633,864,945, and decreased paid in capital by $660,545,774. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2016, the Fund utilized $17,098,875 of capital loss carryovers. As of October 31, 2016, the Fund had available for tax purposes unused capital loss carryovers of $369,610,833, expiring on October 31, 2017, unused capital loss carryovers of $67,561,774, expiring on October 31, 2018 and unused capital loss carryovers of $32,169,593, expiring on October 31, 2019. During the year October 31, 2016, the Fund expired $644,044,219 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

There were no capital loss carryovers as of October 31, 2016, with no expiration.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(469,342,200)
Unrealized depreciation	(9,698,915)
Total	$(479,041,115)

As of October 31, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross	Net unrealized
Cost of	unrealized	unrealized	appreciation/
investments	appreciation	depreciation	(depreciation)
$555,550,894	$63,342,424	$(73,002,642)	$(9,660,218)

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2016, the amount available for investment purposes was $44,833,806. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2016, the average borrowing by the Fund was $34,960,320 with an average rate on borrowings of 1.39%. During the year ended October 31, 2016, the maximum borrowing by the Fund was $57,372,439. Interest expense related to the line of credit for the year ended October 31, 2016 was $493,091. As of October 31, 2016, the outstanding payable for the line of credit was $12,602,002.

8. Subsequent Events:

Distributions: The Fund paid a distribution of $4,270,398 or $0.05 per common share on November 30, 2016 to common shareholders of record on November 22, 2016.

The Fund will also pay a distribution of $4,270,398 or $0.05 per common share payable on December 30, 2016 to common shareholders of record on December 22, 2016.

Annual Report | October 31, 2016	23

Report of Independent Registered Public Accounting Firm

October 31, 2016

To the Shareholders and Board of Trustees of

Alpine Global Premier Properties Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alpine Global Premier Properties Fund (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years ended October 31, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpine Global Premier Properties Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2016

Additional Information (Unaudited)

October 31, 2016

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Annual Report | October 31, 2016	25

Additional Information (Unaudited) (Continued)

October 31, 2016

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended

June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	5.40%
Qualified Dividend Income	22.97%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Additional Information (Unaudited) (Continued)

October 31, 2016

INDEPENDENT TRUSTEES

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

H. Guy Leibler (1954)	Independent Trustee	Until 2019, since July 2006	President, Simone Healthcare development (since 2013); Private investor (since 2007).	14	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (since 1996).**

Jeffrey E. Wacksman (1960)	Independent Trustee	Until 2017, since July 2012	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	14	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**

Eleanor T.M. Hoagland (1951)	Independent Trustee	Until 2017, since October 2006	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013).	14	Trustee of each of the Alpine Trusts.**

Annual Report | October 31, 2016	27

Additional Information (Unaudited) (Continued)

October 31, 2016

INTERESTED TRUSTEE & OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Samuel A. Lieber*** (1956)	Interested Trustee and President	Until 2018, since July 2006	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	14	Trustee of each of the Alpine Trusts.**

Stephen A. Lieber**** (1925)	Vice President	Indefinite, since July 2006	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	14	N/A

Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	14	N/A

Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	14	N/A

Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	14	N/A

Andrew Pappert (1980)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	14	N/A

*	As of October 31, 2016, Alpine Woods Capital Investors, LLC manages fourteen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. As of October 31, 2016, the Trustees oversee fourteen portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). Shareholders may contact the Trustee at c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Ave., Suite 215, Purchase NY, 10577. Each Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, by calling 1-888-785-5578.

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Investor Information	1(800) 617.7616 www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02171

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young

5 Times Square

New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2.  Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3.  Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2015 was $66,278 and $81,141 for fiscal year 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $229 in fiscal year 2015 and $0 in fiscal year 2016. The fees in fiscal year 2015 were for professional services for auditor transition.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $16,614 in fiscal year 2015 and $18,032 in fiscal year 2016. Services for which fees in the Tax Fees category are billed include the principle accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2016.

Item 5.  Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Item 6.  Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Samuel A. Lieber	Portfolio Manager	Since Inception	Chairman, President (2006-present), Founder, Alpine Woods Capital Investors, LLC (2003-present)
Joel E.D. Wells	Portfolio Manager	Since November 2010	Portfolio Manager, Alpine Emerging Markets Real Estate Fund (2008-present), Alpine Global Realty Growth & Income Fund (2015-Present); Equity Real Estate Markets Analyst at Wachovia Capital (2004-2006)
Bruce Ebnother	Portfolio Manager	Since September 2011	Portfolio Manager, Alpine Global Premier Properties Fund (2011-present); Alpine Global Realty Growth & Income Fund (2015-Present) UBS Global Asset Management, Portfolio Manager (1996-2010)

(a)(2)	Other Accounts Managed as of December 15, 2016

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Samuel A. Lieber
Registered Investment Companies	2	105.3	0	0	See below(1)
Other Pooled Accounts	1	189.4	0	0
Other Accounts	0	0	0	0
Joel E.D. Wells
Registered Investment Companies	2	11.8	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0
Bruce Ebnother
Registered Investment Companies	1	4.8	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3)	Portfolio Manager Compensation as of December 31, 2016

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4)	Dollar Range of Securities Owned as of December 15, 2016

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant[1]
Samuel A. Lieber	Over $1,000,000
Joel E.D. Wells	$10,001 - $50,000
Bruce Ebnother	None

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(a)(4)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	December 30, 2016